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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 1997

                                  BARNETT INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-21728                 59-1380437
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(State or other jurisdiction     (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)


                  3333 Lenox Ave., Jacksonville, Florida 32254
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (904) 384-6530
       ------------------------------------------------------------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS.
                  -------------

                  On June 25, 1997, Barnett Inc. issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ----------------------------------

                  (c)      Exhibits.
                           --------

                           99.1     Press Release of Barnett Inc. dated
                                    June 25, 1997.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BARNETT INC.

                                (Registrant)

Dated:  July 8, 1997            By:    /s/ Andrea M. Luiga
                                   -------------------------------------------
                                             Andrea M. Luiga
                                             Vice President- Finance and Chief
                                             Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.                                                        Page No.
-----------                                                        --------

99.1     Press Release of Barnett Inc. dated June 25, 1997







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